Stock-Based Compensation Plans and Arrangements	12 Months Ended
Dec. 31, 2017
Stock-Based Compensation Plans and Arrangements
11.	Stock-Based Compensation Plans and Arrangements

We have one active stock-based incentive plan that provides for grants of equity awards to our employees and non-employee directors in various forms including stock options, restricted stock awards, restricted stock units and performance stock units. We also maintain an ESPP. Shares issued under these plans may be either shares reacquired by us or shares that are authorized but unissued. Our Navient Corporation 2014 Omnibus Incentive Plan became effective on April 7, 2014, and 55 million shares are authorized to be issued from this plan as of December 31, 2017. Our Navient Corporation ESPP became effective on May 1, 2014, and 1 million shares are authorized to be issued from this plan as of December 31, 2017.

For most awards, expense generally is recognized ratably over the vesting period net of estimated forfeitures, unless the employee meets certain retirement eligibility criteria. For employee awards that meet retirement eligibility criteria, we record the expense generally upon grant and for employees that become retirement eligible during the vesting period, we recognize expense from the grant date to the date on which the employee becomes retirement eligible. The total stock-based compensation cost recognized in 2017, 2016 and 2015 was $35 million, $26 million and $29 million, respectively. As of December 31, 2017, there was $17 million of total unrecognized compensation expense related to unvested stock awards, which is expected to be recognized over a weighted average period of 1.4 years.

Stock Options

The exercise price of stock options equals the fair market value of our common stock on the date of grant. The maximum contractual term for stock options is 5 years for grants made since 2012, and 10 years for grants made prior to 2012. Most stock options are time-vested, with one-third vesting per year beginning with the first anniversary of the grant date.

The fair values of the options granted in the years ended December 31, 2017, 2016 and 2015 were estimated as of the grant date using a Black-Scholes option pricing model with the following weighted average assumptions:

	Years Ended December 31,
	2017	2016	2015
Expected life of the option	3.0 years	3.0 years	2.9 years
Expected volatility	34%	30%	22%
Risk-free interest rate	1.44%	.90%	.95%
Expected dividend rate	4.13%	6.97%	2.99%
Weighted average fair value of options granted	$2.69	$1.01	$2.22

The expected life is based in general on observed historical exercise patterns of SLM Corporation’s employees pre-Spin-Off (excluding employees who transitioned to SLM Bank) and Navient’s employees post-Spin-Off. The expected volatility is based in general on implied volatility from publicly-traded options on our stock at the grant date and historical volatility of both our stock and our peer group consistent with the expected life of the option. The risk-free interest rate is based on the U.S. Treasury spot rate at the grant date consistent with the expected life of the option. The dividend yield is based on the projected annual dividend payment per share based on the dividend amount at the grant date, divided by the stock price at the grant date.

The following table summarizes Navient’s stock option activity in 2017.

(Dollars in millions, except per share data)	Number of Options	Weighted Average Exercise Price per Share	Weighted Average Remaining Contractual Term	Aggregate Intrinsic Value(1)
Outstanding at December 31, 2016	14,912,004	$12.45
Granted	1,308,167	15.48
Exercised(2)	(1,497,807)	9.57
Canceled	(538,638)	27.16
Outstanding at December 31, 2017(3)	14,183,726	12.48	1.9 yrs.	$37
Exercisable at December 31, 2017	9,653,511	$12.34	1.3 yrs.	$26

(1)

The aggregate intrinsic value represents the total intrinsic value (the aggregate difference between our closing stock price on December 31, 2017 and the exercise price of in-the-money options) that would have been received by the option holders if all in-the-money options had been exercised on December 31, 2017.

(2)	The total intrinsic value of Navient stock options exercised was $9 million, $13 million and $19 million for 2017, 2016 and 2015, respectively.
(3)	As of December 31, 2017, there was $1 million of unrecognized compensation cost related to stock options, which is expected to be recognized over a weighted average period of 1.8 years.

Restricted Stock

Restricted stock awards generally are granted to non-employee directors and generally vest upon the director’s election to the board. Outstanding restricted stock is entitled to dividend equivalent units that vest subject to the same vesting requirements or lapse of transfer restrictions, as applicable, as the underlying restricted stock award. The fair value of restricted stock awards is based on our stock price at the grant date.

The following table summarizes Navient’s restricted stock activity in 2017.

	Number of Shares	Weighted Average Grant Date Fair Value
Non-vested at December 31, 2016	—	$—
Granted	59,124	15.39
Vested(1)	(50,727)	15.37
Canceled	(8,397)	15.48
Non-vested at December 31, 2017(2)	—	$—

(1)	The total fair value of Navient shares that vested was $1 million, $1 million and $1 million for 2017, 2016 and 2015, respectively.
(2)	As of December 31, 2017, there was no unrecognized compensation cost related to restricted stock.

Restricted Stock Units and Performance Stock Units

Restricted stock units (“RSUs”) and performance stock units (“PSUs”) are equity awards granted to employees that entitle the holder to shares of our common stock when the award vests. RSUs generally are time-vested, with one-third vesting per year beginning with the first anniversary of the grant date, while PSUs vest based on achieving certain corporate performance goals over a three-year performance period. Outstanding RSUs and PSUs are entitled to dividend equivalent units that vest subject to the same vesting requirements or lapse of transfer restrictions, as applicable, as the underlying award. The fair value of RSUs and PSUs is based on our stock price at the grant date.

The following table summarizes Navient’s RSU and PSU activity in 2017.

	Number of RSUs/PSUs	Weighted Average Grant Date Fair Value
Outstanding at December 31, 2016	4,372,376	$12.56
Granted	1,817,218	15.41
Vested and converted to common stock(1)	(1,724,568)	13.58
Canceled	(36,721)	12.95
Outstanding at December 31, 2017(2)	4,428,305	$13.33

(1)	The total fair value of Navient RSUs and PSUs that vested and converted to common stock was $23 million, $30 million and $29 million for 2017, 2016 and 2015, respectively.
(2)	As of December 31, 2017, there was $16 million of unrecognized compensation cost related to RSUs and PSUs, which is expected to be recognized over a weighted average period of 1.4 years.